EXECUTION COPY

                               AMENDMENT NO. 1 TO
                              SHAREHOLDER AGREEMENT

      Amendment No. 1 dated as of April 17, 2000 (this "AMENDMENT") to the Shareholder Agreement dated as of November 17, 1999 (the "SHAREHOLDER AGREEMENT") among Baxter International Inc., a Delaware corporation ("PARENT"), and the undersigned shareholders (each, a "SHAREHOLDER") of North American Vaccine, Inc., a corporation existing under the federal laws of Canada ("COMPANY").

                                    RECITALS

      WHEREAS, Parent and the Shareholders desire to amend the Shareholder Agreement as set forth in this Amendment;

      WHEREAS, concurrently with the execution of this Amendment, Parent, Company and Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent ("ACQUIRECO"), have entered into Amendment No. 1 to the Share Exchange Agreement dated as of November 17, 1999 among Parent, Acquireco and Company;

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

      1. The first recital of the Shareholder Agreement is hereby amended and restated in its entirety to read as follows:

      "WHEREAS, pursuant to a Share Exchange Agreement dated as of November 17, 1999 by and among Parent, Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent ("ACQUIRECO") and Company, as amended by Amendment No. 1 dated as of April 17, 2000 (such agreement, as so amended, is hereinafter referred to as the "SHARE EXCHANGE AGREEMENT"), Parent has agreed to exchange the outstanding securities of Company pursuant to an exchange by Acquireco of all of the capital stock of the Company (the "ARRANGEMENT"), in which each outstanding share of capital stock of Company (the "COMPANY SHARES") will be exchanged for cash and shares of common stock of Parent (the "PARENT SHARES") as set forth in the Share Exchange Agreement (the "TRANSACTION");"

      2. This Amendment shall be deemed an amendment to the Shareholder Agreement and shall become effective when executed by Parent and the Shareholders as required by Section 10 of the Shareholder Agreement. Except as expressly amended pursuant to this Amendment, the Shareholder Agreement shall continue in full force and effect.

      3. This Amendment shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

      4. This Amendment may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                    BAXTER INTERNATIONAL INC.


                                    By: /s/ Timothy B. Anderson
                                        -----------------------------------
                                          Name:  Timothy B. Anderson
                                          Title: Group Vice President,
                                                 Corporate Strategy and
                                                  Development

                              BIOCHEM PHARMA INC.





                              By:  /s/ Charles-A. Tessier
                                  -----------------------------------
                                    Name:  Charles-A. Tessier
                                    Title: V.P. Legal Affairs & General Counsel



                              By:  /s/ Fred Andrew
                                  -----------------------------------
                                    Name:  Fred Andrew
                                    Title: Chief Financial Officer

                   FROST-NEVADA LIMITED PARTNERSHIP



                   By:  /s/ David Moskowitz
                      -----------------------------------
                       Name:  David Moskowitz
                       Title: President, Frost-Nevada Corporation
                              General Partner, Frost-Nevada Limited Partnership

                                          SHAREHOLDER
                                          /s/ Phillip Frost, M.D.
                                          -------------------------------------
                                          (Signature)

                                          IVAX CORPORATION



                                      By: /s/ Phillip Frost, M.D.
                                          -------------------------------------
                                           Name:  Phillip Frost, M.D.
                                           Title: Chairman of the Board